SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report: May 7, 2003
(Date of earliest event reported)

Commission File No.:  333-98129



          Wells Fargo Asset Securities Corporation
         ------------------------------------------


        Delaware                                             52-1972128
--------------------------------------------------------------------------------
(State of Incorporation)                               (I.R.S. Employer
Identification No.)


7485 New Horizon Way
Frederick, Maryland                                               21703
--------------------------------------------------------------------------------
Address of principal executive offices                          (Zip Code)



                       (301) 846-8881
--------------------------------------------------------------------------------
     Registrant's Telephone Number, including area code



    (Former name, former address and former fiscal year,
                if changed since last report)





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ITEM 5.       Other Events
              ------------

            Attached as an exhibit are Collateral Term
Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Wells Fargo Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                      Collateral Term Sheets
                                                prepared by Wells Fargo
                                                Asset Securities Corporation
                                                in connection with Wells
                                                Fargo Asset Securities
                                                Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-6

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   WELLS FARGO ASSET SECURITIES   CORPORATION


May 7, 2003

                                   By:      /s/ Alan S. McKenney
                                          ----------------------------------
                                          Alan S. McKenney
                                          Vice President

                                INDEX TO EXHIBITS



                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------
   (99)                 Collateral Term Sheets                     E
                        prepared by Wells
                        Fargo Asset Securities
                        Corporation in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2003-6